United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Atara Biotherapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Title of each class of securities to which transaction applies:
Aggregate number of securities to which transaction applies:
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
Proposed maximum aggregate value of transaction:
Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:
Form, Schedule or Registration Statement No.:
Filing Party:
Date Filed:

SUPPLEMENT TO

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

AND PROXY STATEMENT, DATED APRIL 22, 2020

FOR THE VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 16, 2020

This supplement (the “Supplement”) provides updated information with respect to the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Atara Biotherapeutics, Inc. (“Atara”) to be held on June 16, 2020.

On April 24, 2020, Atara commenced distributing to its stockholders a Notice of the 2020 Annual Meeting of Stockholders and Definitive Proxy Statement (the “Notice and Proxy Statement”) for the Annual Meeting. This Supplement, including the press release dated June 5, 2020 included below which describes a change in the location of the Annual Meeting from an in-person to a virtual-only meeting, should be read in conjunction with the Notice and Proxy Statement. Except as specifically revised by the information contained herein, this Supplement does not revise or update any of the other information set forth in the Notice and Proxy Statement.

NOTICE OF CHANGE OF LOCATION

OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 16, 2020

Atara Biotherapeutics Announces its 2020 Annual Meeting of Stockholders Will Be Held on June 16, 2020 in Virtual Format

SOUTH SAN FRANCISCO, Calif., June 5, 2020 — Atara Biotherapeutics, Inc. (Nasdaq: ATRA) today announced that, due to public health and safety concerns related to the coronavirus (“COVID-19”) pandemic, recommendations and orders from federal, state and local authorities, and to support the health and well-being of its stockholders, employees, and others, it will host its 2020 Annual Meeting of Stockholders (“Annual Meeting”) as a virtual-only meeting that will be held via live audio webcast. The virtual Annual Meeting is expected to provide stockholders with the same rights and opportunities to participate as they would have at an in-person meeting.

The previously announced date and time of the Annual Meeting, Tuesday, June 16, 2020 at 9:00 a.m. Pacific Time, as disclosed in the previously distributed Notice of the Annual Meeting and Definitive Proxy Statement (the “Notice and Proxy Statement”), has not changed. Online access to the Annual Meeting will begin at 8:45 a.m. Pacific Time. Stockholders will not be able to attend the Annual Meeting in person.

Attending the Virtual Meeting as a Stockholder of Record

Atara’s stockholders of record as of April 17, 2020 (the “Record Date”) can attend the Annual Meeting by accessing the meeting center at www.virtualshareholdermeeting.com/ATRA2020 and entering the 16-digit control number on the proxy card or Notice of Internet Availability of Proxy Materials previously received. The webcast of the Annual Meeting will be archived for one year after the date of the Annual Meeting at www.virtualshareholdermeeting.com/ATRA2020. Instructions on how to connect to the Annual Meeting and participate via the Internet, including how to demonstrate proof of stock ownership, are also available at the meeting website.

If you do not have your 16-digit control number, you will be able to access and listen to the Annual Meeting, but you will not be able to vote your shares or submit questions during the Annual Meeting. See caption below titled “Attending the Annual Meeting as a Guest.”

Attending the Virtual Meeting as a Beneficial Owner

Beneficial stockholders as of the Record Date (i.e. shares held in “street name” through an intermediary, such as a bank or broker), who want to attend the Annual Meeting can attend using the 16-digit control number found on the notice and instructions received from their broker or other nominee.

Asking Questions

If you are attending the Annual Meeting as a stockholder of record or beneficial owner, questions can be submitted by accessing the meeting center at www.virtualshareholdermeeting.com/ATRA2020 and entering your 16-digit control number. Instructions on how to participate in the Annual Meeting are available on the meeting website.

Voting Shares

Stockholders of record and beneficial owners will be able to vote their shares electronically during the Annual Meeting by entering the Annual Meeting using the 16-digit control number. Instructions on how to vote while participating in the Annual Meeting live via the Internet are posted at www.virtualshareholdermeeting.com/ATRA2020.

Atara encourages stockholders to vote and submit their proxy in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting.

The proxy materials, including the proxy card and Notice of Internet Availability of Proxy Materials, previously distributed along with the Notice and Proxy Statement, will not be updated to reflect the change in location and may continue to be used to vote shares in connection with the Annual Meeting.

Attending the Annual Meeting as a Guest

Guests may enter the Annual Meeting in “listen-only” mode by entering the Annual Meeting at www.virtualshareholdermeeting.com/ATRA2020 and entering the information requested in the “Guest Login” section. Guests will not have the ability to vote or ask questions during the Annual Meeting.

List of Stockholders

A list of the stockholders of record will be available at the 2020 Annual Meeting. For ten calendar days prior to the Annual Meeting, you may email Atara at ehyllengren@atarabio.com to coordinate arrangements to view a list of our stockholders of record. The stockholder list will also be available during the Annual Meeting at www.virtualshareholdermeeting.com/ATRA2020. Instructions on how stockholders of record can view the stockholder list during the Annual Meeting are available on the meeting website.

About Atara Biotherapeutics, Inc.

Atara Biotherapeutics, Inc. (@Atarabio) is a pioneer in T-cell immunotherapy leveraging its novel allogeneic EBV T-cell platform to develop transformative therapies for patients with severe diseases including solid tumors, hematologic cancers and autoimmune disease. With our lead program in Phase 3 clinical development, Atara is the most advanced allogeneic T-cell immunotherapy company and intends to rapidly deliver off-the-shelf treatments to patients with high unmet medical need. Our platform leverages the unique biology of EBV T cells and has the capability to treat a wide range of EBV-associated diseases, or other severe diseases through incorporation of engineered CARs (chimeric antigen receptors) or TCRs (T-cell receptors). Atara is applying this one platform to create a robust pipeline including: tab-cel® (tabelecleucel) in Phase 3 development for Epstein-Barr virus-driven post-transplant lymphoproliferative disease (EBV+ PTLD); ATA188, a T-cell immunotherapy targeting EBV antigens as a potential treatment for multiple sclerosis; and multiple next-generation chimeric antigen receptor T-cell (CAR T) immunotherapies for both solid tumors and hematologic malignancies. Improving patients’ lives is our mission and we will never stop working to bring transformative therapies to those in need. Atara is headquartered in South San Francisco and our leading-edge research, development and manufacturing facility is based in Thousand Oaks, California. For additional information about the company, please visit atarabio.com and follow us on Twitter and LinkedIn.

INVESTOR & MEDIA CONTACTS:

Media

Kerry Beth Daly

Head, Corporate Communications Atara Biotherapeutics

516-982-9328

kdaly@atarabio.com

Investors

Eric Hyllengren

Vice President, Investor Relations & Finance

Atara Biotherapeutics

805-395-9669

ehyllengren@atarabio.com